                                                                     Exhibit 4.2


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                         AMERICAN RETIREMENT CORPORATION

           10% Series B Convertible Senior Subordinated Notes Due 2008

                                    INDENTURE

                         Dated as of September 26, 2002

                         U.S. BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE...................................................   1
     SECTION 1.1.     Definitions.......................................................................   1
     SECTION 1.2.     Other Definitions.................................................................   4
     SECTION 1.3.     Incorporation by Reference to Trust Indenture Act.................................   5
     SECTION 1.4.     Rules of Construction.............................................................   5

ARTICLE II. THE NOTES...................................................................................   6
     SECTION 2.1.     Form; Dating; Incorporation of Note in Indenture..................................   6
     SECTION 2.2.     Execution and Authentication......................................................   6
     SECTION 2.3.     Registrar and Agents..............................................................   7
     SECTION 2.4.     Paying Agent to Hold Money in Trust...............................................   8
     SECTION 2.5.     Transfer and Exchange.............................................................   8
     SECTION 2.6.     Replacement Notes.................................................................   9
     SECTION 2.7.     Outstanding Notes.................................................................   9
     SECTION 2.8.     Temporary Notes...................................................................  10
     SECTION 2.9.     Cancellation......................................................................  10
     SECTION 2.10.    Defaulted Interest................................................................  10
     SECTION 2.11.    Noteholder Lists..................................................................  11
     SECTION 2.12.    Persons Deemed Owners.............................................................  11
     SECTION 2.13.    CUSIP Number......................................................................  11
     SECTION 2.14.    Book-Entry Provisions for Global Notes............................................  11
     SECTION 2.15.    Certificated Notes................................................................  12

ARTICLE III. REDEMPTION.................................................................................  12
     SECTION 3.1.     Notices to Trustee................................................................  12
     SECTION 3.2.     Selection of Notes to be Redeemed.................................................  12
     SECTION 3.3.     Notice of Redemption by the Company...............................................  13
     SECTION 3.4.     Effect of Notice of Redemption....................................................  13
     SECTION 3.5.     Deposit of Redemption Price.......................................................  14
     SECTION 3.6.     Notes Redeemed in Part............................................................  14

ARTICLE IV. COVENANTS...................................................................................  14
     SECTION 4.1.     Payment of the Notes..............................................................  14
     SECTION 4.2.     Commission Reports................................................................  15
     SECTION 4.3.     Waiver of Stay, Extension or Usury Laws...........................................  15
     SECTION 4.4.     Notice of Default.................................................................  15
     SECTION 4.5.     Compliance Certificates...........................................................  15
     SECTION 4.6.     Limitation on Dividends and Other Distributions...................................  16

ARTICLE V. SUCCESSOR CORPORATION........................................................................  16
     SECTION 5.1.     When Company May Merge, etc.......................................................  16
     SECTION 5.2.     Successor Corporation or Trust Substituted........................................  17

ARTICLE VI. DEFAULTS AND REMEDIES.......................................................................  17
     SECTION 6.1.     Events of Default.................................................................  17
     SECTION 6.2.     Acceleration......................................................................  18

     SECTION 6.3.     Other Remedies....................................................................  19
     SECTION 6.4.     Waiver of Defaults and Events of Default..........................................  19
     SECTION 6.5.     Control by Majority...............................................................  19
     SECTION 6.6.     Rights of Holders to Receive Payment..............................................  20
     SECTION 6.7.     Collection Suit by Trustee........................................................  20
     SECTION 6.8.     Trustee May File Proofs of Claim..................................................  20
     SECTION 6.9.     Priorities........................................................................  21
     SECTION 6.10.    Undertaking for Costs.............................................................  21
     SECTION 6.11.    Limitation on Suits...............................................................  21

ARTICLE VII. TRUSTEE....................................................................................  22
     SECTION 7.1.     Duties of Trustee.................................................................  22
     SECTION 7.2.     Rights of Trustee.................................................................  23
     SECTION 7.3.     Individual Rights of Trustee......................................................  24
     SECTION 7.4.     Trustee's Disclaimer..............................................................  24
     SECTION 7.5.     Notice of Defaults................................................................  24
     SECTION 7.6.     Reports by Trustee to Holders.....................................................  24
     SECTION 7.7.     Compensation and Indemnity........................................................  25
     SECTION 7.8.     Replacement of Trustee............................................................  26
     SECTION 7.9.     Successor Trustee by Merger, etc..................................................  26
     SECTION 7.10.    Eligibility; Disqualification.....................................................  27
     SECTION 7.11.    Preferential Collection of Claims Against Company.................................  27

ARTICLE VIII. SATISFACTION AND DISCHARGE OF INDENTURE...................................................  27
     SECTION 8.1.     Satisfaction, Discharge and Defeasance of the Notes...............................  27
     SECTION 8.2.     Satisfaction and Discharge of Indenture...........................................  28
     SECTION 8.3.     Survival of Certain Obligations...................................................  28
     SECTION 8.4.     Application of Trust Money........................................................  28
     SECTION 8.5.     Paying Agent to Repay Monies Held.................................................  29
     SECTION 8.6.     Return of Unclaimed Monies........................................................  29
     SECTION 8.7.     Reinstatement.....................................................................  29
     SECTION 8.8.     Indemnity for Government Obligations..............................................  30

ARTICLE IX. AMENDMENTS AND WAIVERS......................................................................  30
     SECTION 9.1.     Amendments and Waivers Without Consent of Holders.................................  30
     SECTION 9.2.     Amendments and Waivers with Consent of Holders....................................  30
     SECTION 9.3.     Compliance with Trust Indenture Act...............................................  31
     SECTION 9.4.     Revocation and Effect of Consents.................................................  31
     SECTION 9.5.     Notation on or Exchange of Notes..................................................  32
     SECTION 9.6.     Trustee to Sign Amendments, etc...................................................  32

ARTICLE X. CONVERSION OF NOTES..........................................................................  32
     SECTION 10.1.    Right of Conversion; Conversion Price.............................................  32
     SECTION 10.2.    Issuance of Shares on Conversion..................................................  33
     SECTION 10.3.    No Adjustment for Interest or Dividends...........................................  33
     SECTION 10.4.    Adjustment of Conversion Price....................................................  34
     SECTION 10.5.    Notice of Adjustment of Conversion Price..........................................  35
     SECTION 10.6.    Notice of Certain Corporate Action................................................  36
     SECTION 10.7.    Taxes on Conversions..............................................................  37

     SECTION 10.8.    Fractional Shares.................................................................  37
     SECTION 10.9.    Cancellation of Converted Notes...................................................  37
     SECTION 10.10.   Provisions in Case of Consolidation, Merger or Sale of Assets.....................  37
     SECTION 10.11.   Disclaimer by Trustee of Responsibility for Certain Matters.......................  38
     SECTION 10.12.   Covenant to Reserve Shares........................................................  38

ARTICLE XI. SUBORDINATION; SENIORITY....................................................................  39
     SECTION 11.1.    Notes Subordinated to Senior Indebtedness.........................................  39
     SECTION 11.2.    Company Not to Make Payments with Respect to Notes in Certain Circumstances.......  39
     SECTION 11.3.    Subrogation of Notes..............................................................  41
     SECTION 11.4.    Authorization by Holders of Notes.................................................  42
     SECTION 11.5.    Notices to Trustee................................................................  42
     SECTION 11.6.    Trustee's Relation to Senior Indebtedness.........................................  43
     SECTION 11.7.    No Impairment of Subordination....................................................  43
     SECTION 11.8.    Article XI Not To Prevent Events of Default.......................................  43
     SECTION 11.9.    Paying Agents other than the Trustee..............................................  44
     SECTION 11.10.   Notes Senior to Subordinated Indebtedness.........................................  44

ARTICLE XII. MISCELLANEOUS..............................................................................  44
     SECTION 12.1.    Trust Indenture Act Controls......................................................  44
     SECTION 12.2.    Notices...........................................................................  44
     SECTION 12.3.    Communications by Holders with Other Holders......................................  45
     SECTION 12.4.    Certificate and Opinion as to Conditions Precedent................................  45
     SECTION 12.5.    Statements Required in Certificate and Opinion....................................  46
     SECTION 12.6.    Rules by Trustee and Agents.......................................................  46
     SECTION 12.7.    Record Date.......................................................................  46
     SECTION 12.8.    Legal Holidays....................................................................  46
     SECTION 12.9.    Governing Law.....................................................................  46
     SECTION 12.10.   No Adverse Interpretation of Other Agreements.....................................  47
     SECTION 12.11.   No Recourse Against Others........................................................  47
     SECTION 12.12.   Successors........................................................................  47
     SECTION 12.13.   Multiple Counterparts.............................................................  47
     SECTION 12.14.   Table of Contents, Headings, etc..................................................  47
     SECTION 12.15.   Severability......................................................................  47

EXHIBIT A - FORM OF SERIES B NOTE

                     AMERICAN RETIREMENT CORPORATION

Trust Indenture Act
      Section                                                     Indenture
-----------------------                                           ---------
310(a)(l)                                                         7.10; 12.1
   (a)(2)                                                         12.1
   (a)(3)                                                         12.1
   (a)(4)                                                         12.1
   (a)(5)                                                         12.1
   (b)                                                            7.10; 12.1
   (c)                                                            12.1
311(a)                                                            7.11; 12.1
   (b)                                                            7.11; 12.1
   (c)                                                            12.1
312(a)                                                            12.1
   (b)                                                            12.1; 12.3
   (c)                                                            12.1; 12.3
313(a)                                                            7.6; 12.1
   (b)                                                            7.6; 12.1
   (c)                                                            7.6; 12.1
   (d)                                                            7.6; 12.1
314(a)                                                            4.2; 4.5;12.1
   (b)                                                            12.1
   (c)                                                            12.1
   (d)                                                            12.1
   (e)                                                            12.1
   (f)                                                            12.1
315(a)                                                            7.1; 12.1
   (b)                                                            7.1; 12.1
   (c)                                                            7.1; 12.1
   (d)                                                            7.1; 12.1
   (e)                                                            7.1; 12.1
316(a)                                                            7.1; 12.1
   (b)                                                            7.1; 12.1
   (c)                                                            7.1; 12.1
317(a)                                                            12.1
   (b)                                                            12.1
318(a)                                                            Not Applicable
-----------------------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of September 26, 2002, by and between AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee ("Trustee").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Company's 10% Series B Convertible Senior Subordinated Notes Due 2008 (the "Notes").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Company's Notes:

                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1. DEFINITIONS.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

         "Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

         "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

         "Board of Directors of the Company" means the Board of Directors of the Company or any committee of the Board of Directors of the Company.

         "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day that is not a Legal Holiday.

         "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock, in the case of a corporation, partnership interests or other equivalents (however designated) in the case of a partnership, membership interests or other equivalents (however designated) in the case of a limited liability company, or common shares of beneficial interest or other equivalents (however designated) in the case of a trust.

         "Closing Price" means with respect to the shares of Common Stock of the Company on any day, (i) the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the New York Stock Exchange (the "NYSE"), or (ii) if the shares of Common Stock are not listed or admitted to trading on the NYSE, the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or (iii) if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any NASD member firm selected from time to time by the Company for that purpose.

         "Common Stock" means shares of the Company's common stock, par value $0.01 per share.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 150 Fourth Avenue North, Nashville, Tennessee 37219; provided, however, that with respect to payment on the Notes and any exchange, transfer, tender or surrender of the Notes, "Corporate Trust Office" means the office of the Trustee at 180 East Fifth Street, St. Paul, Minnesota 55101 or such other or additional offices as may be specified by the Trustee.

         "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Dollar" or "$" means the lawful money of the United States of America.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Debentures" means the Company's 5 3/4% Convertible Subordinated Debentures Due 2002.

         "Global Note" or "Global Notes " means any Note or Notes issued in global form.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Securities Register.

         "Indebtedness" as applied to any Person, means, without duplication:
(i) all indebtedness for borrowed money whether or not evidenced by a promissory note, draft or similar instrument; (ii) that portion of obligations with respect to any lease that is properly classified as a liability on a balance sheet in accordance with accounting principles generally accepted in the United States;
(iii) notes payable and drafts accepted representing extensions of credit; (iv) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (a) a trade payable or an accrued liability arising in the ordinary course of business or (b) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services), if and to the extent such debt would appear as a liability upon a balance sheet of such Person prepared in accordance with accounting principles generally accepted in the United States; (v) tenant deposits; (vi) any debt of others described in the preceding clauses (i) through (v) that such Person has guaranteed or for which it is otherwise liable; and (vii) any deferral, amendment, renewal, extension, supplement or refunding of any of the foregoing indebtedness; provided, however, that, in computing the "Indebtedness" of any Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depository in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Note" or "Notes" means the note or notes in the form of Exhibit A hereto that are issued under this Indenture as amended or supplemented from time to time, including the Additional Notes issued pursuant to Section 4.1.

         "Notes Custodian" means the Trustee, as custodian with respect to any Global Note, or any successor entity thereto.

         "Officer" means the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company. See Sections 12.4 and 12.5

         "Opinion of Counsel" means a written opinion from Bass, Berry & Sims PLC or any other legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 12.4 and 12.5.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Redemption Date" when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Note to be redeemed, means the price fixed for such redemption pursuant to this Indenture.

         "Regular Record Date" means, with respect to any Interest Payment Date, the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Indebtedness" means the principal, premium, if any, and interest on, and all other amounts payable under or in respect of any Indebtedness of the Company (other than (i) Indebtedness owed to a Subsidiary, (ii) Indebtedness of the Company that is expressly pari passu to the Notes or
(iii) Subordinated Indebtedness).

         "Series A Notes " means the Company's 5 3/4% Series A Senior Subordinated Notes Due 2002.

         "Subordinated Indebtedness" means the principal, premium, if any, and interest on the Existing Debentures and any other Indebtedness of the Company that by its terms is expressly subordinated in right of payment to the Notes.

         "Subsidiary" means a Person the majority of whose voting stock is owned by the Company or a subsidiary of the Company. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors or similar positions.

         "TIA" means the Trust Indenture Act of 1939.

         "Trustee" means U.S. Bank National Association and, subject to the provisions of Article VII, shall also include its successors and assigns, and if at any time there is more than one person acting in such capacity hereunder, "Trustee" means each such person.

         "Trust Officer," when used with respect to the Trustee, means the chairman of the board of directors, president, any vice president, secretary, treasurer, any senior trust officer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "United States" means the United States of America.

         SECTION 1.2. OTHER DEFINITIONS.

Term                                                                   Defined in Section
----                                                                   ------------------
"Additional Notes"                                                              4.1
"Company Order"                                                                 2.2
"Conversion Agent"                                                              2.3
"conversion price"                                                             10.1
"current market price"                                                         10.4
"Depositary"                                                                    2.3
"Event of Default"                                                              6.1
"Interest Payment Date"                                                         2.1

Term                                                                   Defined in Section
----                                                                   ------------------
"Legal Holiday"                                                                12.8
"Paying Agent"                                                                  2.3
"Payment or Distribution"                                                      11.1
"Registrar"                                                                     2.3
"Rule 13e-3 Transaction"                                                       10.6
"Securities Register"                                                           2.3
"U.S. Government Obligations"                                                   8.1

         SECTION 1.3. INCORPORATION BY REFERENCE TO TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

         SECTION 1.4. RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with accounting principles generally accepted in the United States in effect as of the time as to which such accounting principles are to be applied;

                  (3)      "or" is not exclusive; and

                  (4) words in the singular include the plural, and in the plural include the singular.

                                  ARTICLE II.
                                   THE NOTES

         SECTION 2.1. FORM; DATING; INCORPORATION OF NOTE IN INDENTURE.

         The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $15,973,920, plus such amounts of Additional Notes as may be paid as interest pursuant to Section 4.1, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.3, 2.5, 2.6, 2.8, 3.6, 9.5 or 10.1.

         The Notes shall be known and designated as the 10% Series B Convertible Senior Subordinated Notes Due 2008 of the Company. Their fixed maturity shall be April 1, 2008, and they shall bear interest at the rate per annum of 10%, from and including the date of issuance thereof until maturity, or earlier redemption, payable semiannually on April 1 and October 1 commencing April 1, 2003 (each an "Interest Payment Date"), until the principal thereof is paid or made available for payment. Subject to Section 2.10, interest shall be paid to the Holder in whose name each Note was registered at the close of business on the Regular Record Date next preceding each Interest Payment Date.

         The Notes shall be redeemable as provided in Article III.

         The Notes shall be convertible as provided in Article X.

         The Notes shall be subordinated in right of payment to Senior Indebtedness, to the extent provided in Article XI.

         The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is incorporated in and made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         SECTION 2.2. EXECUTION AND AUTHENTICATION.

         Two Officers shall sign the Notes for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

         A Note shall not be valid until the Trustee manually signs the certificate of authentication on the Note. Such signature shall be conclusive evidence that the Note has been authenticated under this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.9, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         The Trustee shall authenticate Notes for original issue in the aggregate principal amount of up to $15,973,920 from time to time after the execution of this Indenture upon a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company (a "Company Order"). The aggregate principal amount of the Notes outstanding at any time may not exceed that amount, plus such amount of Additional Notes as may be paid as interest pursuant to Section 4.1.

         The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         The Notes shall be issued in registered form without coupons and shall be issuable only in denominations of $1,000 principal amount and any whole multiples thereof, except that (1) the Company may direct the Trustee to issue Notes in denominations of $1.00 or whole multiples thereof to avoid issuing a fractional Note and (2) the Additional Notes may be issued in denominations of $1.00 or whole multiples thereof.

         SECTION 2.3. REGISTRAR AND AGENTS.

         The Company shall maintain an office or agency where Notes may be presented for registration of transfer or exchange ("Registrar"), an office or agency where Notes may be presented for payment ("Paying Agent") and an office or agency where Notes may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Notes (the "Securities Register") and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

         The Company may change any Paying Agent, Registrar, Conversion Agent or add as a co-Paying Agent, co-Registrar or co-Conversion Agent an entity on sixty
(60) days' prior written notice to the Trustee specifying the name and address of any such entity. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and Notes Custodian.

         The Company initially appoints The Depository Trust Company to act as depositary (the "Depositary") with respect to any Global Note.

         SECTION 2.4. PAYING AGENT TO HOLD MONEY IN TRUST.

         At least one Business Day prior to each due date of the principal of, premium, if any, and interest on any Notes, the Company shall deposit with each Paying Agent a sum sufficient to pay the principal, premium, if any, and cash interest then due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holders of Notes or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Notes and to notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Notes, segregate the money and hold it as separate trust funds. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (if other than the Company or a Subsidiary thereof) shall have no further liability for the money.

         The final payment of principal of, premium, if any, and interest on each Note shall be payable only upon surrender of such Note at the office or agency of the Company maintained for such purpose. Payments of principal, premium, if any, and interest on the Notes shall be made at the office or agency of the Company maintained for such purpose or, in the case of any such payments other than the final payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Securities Register maintained by the Registrar.

         SECTION 2.5. TRANSFER AND EXCHANGE.

         (a) When a Note is presented to the Registrar or a co-registrar with a request to register the transfer thereof, the Registrar or co-registrar shall register the transfer as requested, and when Notes are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall make the exchange as requested provided that every Note represented or surrendered for registration of transfer or exchange shall be duly endorsed and accompanied by a written instrument of transfer satisfactory to the Company and the Registrar duly executed by the Holder or such Holder's attorney-in-fact duly authorized in writing.

         (b) To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Notes upon a Company Order. No service charge shall be made for any registration of transfer or exchange of Notes but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.8, 3.6 or 9.5 not involving any transfer.

         (c) The Registrar shall not be required (i) to issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under
Section 3.2 and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

         (d) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.6. REPLACEMENT NOTES.

         If a mutilated Note is surrendered to the Trustee or if the Holder of a Note presents evidence to the satisfaction of the Company and the Trustee that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a new Note in replacement of and substitution for such Note if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Note is replaced pursuant to this Section 2.6. The Company and the Trustee may charge for its expense in replacing a Note.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its sole discretion may, instead of issuing a new Note, pay or authorize the payment or convert or authorize the conversion of such Note.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         SECTION 2.7. OUTSTANDING NOTES.

         Notes outstanding at any time are all Notes theretofore authenticated and delivered under this Indenture except: (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and (b) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer; provided, that in determining whether the Noteholders of the requisite principal amount of outstanding Notes are present at a meeting of Noteholders for quorum purposes or have voted or taken or concurred in any action under this Indenture, including the making of any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Trust Officer of the Trustee actually knows to be so owned shall be disregarded.

         If a Note is replaced pursuant to Section 2.6, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or the maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of, premium, if any, and accrued interest on Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

         A Note does not cease to be outstanding because the Company or an Affiliate holds the Note.

         SECTION 2.8. TEMPORARY NOTES.

         Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have non-material variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes upon a Company Order. Until so exchanged, temporary Notes represent the same rights as definitive Notes. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Notes meet the requirements of the second sentence of this
Section 2.8.

         SECTION 2.9. CANCELLATION.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange, payment, or conversion. The Trustee shall cancel all Notes surrendered for transfer, exchange, payment or conversion and destroy canceled Notes and deliver a certificate of such destruction to the Company unless the Company directs the Trustee in writing prior to such destruction to deliver canceled Notes to the Company. Subject to Sections 2.6, 3.6 and the second paragraph of Section 10.2, the Company may not issue Notes to replace Notes that it has previously paid or delivered to the Trustee for cancellation or that a Noteholder has converted pursuant to Article X hereof.

         SECTION 2.10. DEFAULTED INTEREST.

         If the Company defaults in a payment of interest on Notes when the same becomes due and payable and such default continues for a period of 30 days, it shall pay the defaulted interest in cash to the Persons who are Holders of the Notes on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the special record date and payment date. Each such special record date shall be not less than ten days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Note, with a copy to the Trustee, a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid.

         SECTION 2.11. NOTEHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders, a copy of which list shall be provided to the Company upon its written request. If the Trustee is not the Registrar, the Registrar shall furnish to the Trustee at least seven Business Days prior to each semiannual Interest Payment Date and at such other times as the Trustee may reasonably request in writing a list in such form and as of such date as the Trustee may require of the names and addresses of Noteholders upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Noteholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Noteholders to the extent required by law.

         SECTION 2.12. PERSONS DEEMED OWNERS.

         Prior to registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 2.13. CUSIP NUMBER.

         The Company shall use a "CUSIP" number when issuing the Notes. The Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers.

         SECTION 2.14. BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES.

         (a) The Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of the Depositary and (ii) be delivered to the Trustee as Notes Custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as Notes Custodian, or under any Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute legal owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Note.

         (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 2.5.

         (c) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Notes.

         SECTION 2.15. CERTIFICATED NOTES.

         If the Depositary is at any time unwilling or unable to continue as a depositary for the Global Notes and a successor depositary is not appointed by the Company within 90 days, the Company will issue certificated Notes in exchange for the Global Notes. In connection with the execution and delivery of such certificated Notes, the Trustee shall reflect on its books and records a decrease in the principal amount of the relevant Global Note equal to the aggregate principal amount of such certificated Notes and the Company shall execute and the Trustee shall, upon receipt of a Company Order, authenticate and deliver one or more certificated Notes in an equal aggregate principal amount.

                                  ARTICLE III.
                                   REDEMPTION

         SECTION 3.1. NOTICES TO TRUSTEE.

         If the Company wants to redeem the Notes pursuant to the optional redemption provisions of Paragraph 5 of the Notes, it shall notify the Trustee of the Redemption Date and the principal amount of Notes to be redeemed. The notice shall be given to the Trustee in writing at least 60 days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee in its discretion) and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture. Redemptions provided for in Paragraph 5 of the Notes shall be effected as provided in said Paragraph 5 or as otherwise agreed upon by the Company and the Trustee.

         SECTION 3.2. SELECTION OF NOTES TO BE REDEEMED.

         If less than all the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed pro rata or by lot or by any other method that the Trustee considers fair and appropriate under the circumstances. The Trustee shall promptly notify the Company of the Notes to be so called for redemption. The Trustee shall make the selection from Notes outstanding and not previously called for redemption. Notes and portions of Notes selected shall be in principal amounts of $1,000 or whole multiples thereof; provided, that Additional Notes and Notes issued in denominations of $1.00 or whole multiples thereof to avoid issuing a fractional Note may be redeemed in principal amounts of $1.00 or whole multiples thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee's selection of Notes for redemption by any method authorized by this Section 3.2 shall be conclusively deemed reasonable.

         Upon any redemption of less than all the Notes, the Company and the Trustee, for the purpose of selecting Notes to be redeemed, may treat as outstanding any Notes surrendered for conversion during the period of 15 days next preceding the selection of the Notes and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

         Any Note selected to be redeemed which is converted in accordance with
Article X hereof prior to the Redemption Date, shall be deemed to satisfy the Company's and the Trustee's obligations to redeem such Notes.

         SECTION 3.3. NOTICE OF REDEMPTION BY THE COMPANY.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed, with a copy to the Trustee.

         The notice shall identify the Notes to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3)      the conversion price (as defined in Article X);

                  (4) the name and address of the Paying Agent and the Conversion Agent;

                  (5) that Notes called for redemption may be converted at any time before the close of business on the Redemption Date and, if not converted prior to the close of business on the Redemption Date, the right of conversion will be lost;

                  (6) that Holders who want to convert Notes must satisfy the requirements of Paragraph 7 of the Note;

                  (7) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (8) that interest on Notes called for redemption ceases to accrue on and after the Redemption Date; and

                  (9) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Note, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.

         SECTION 3.4. EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed, Notes called for redemption become due and payable on the applicable Redemption Date and at the applicable Redemption Price. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

         SECTION 3.5. DEPOSIT OF REDEMPTION PRICE.

         At least one Business Day before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate and hold in trust) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money so deposited not required for that purpose.

         SECTION 3.6. NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Note equal in principal amount to the unredeemed portion of the Note surrendered. There shall be no service charge to the Holder.

                                  ARTICLE IV.
                                   COVENANTS

         SECTION 4.1. PAYMENT OF THE NOTES.

         The Company shall pay the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. The Company may, at its option and in its sole discretion, pay interest in an amount up to two percent (2%) per annum through the issuance of additional Notes having the same terms and conditions as the Notes (the "Additional Notes"), with a principal amount equal to the amount of such interest that would be payable with respect to such Notes if such interest were paid in cash. The Company shall notify the Trustee in writing of its election to pay interest through the issuance of Additional Notes, rather than cash, not less than 10 nor more than 45 days prior to the Regular Record Date for an Interest Payment Date on which Additional Notes will be issued. Unless the Company provides the Trustee with proper notice of its intent to pay interest in Additional Notes, all interest shall be paid in cash. On each such Interest Payment Date, the Trustee shall authenticate such Additional Notes for original issuance to each Holder on the relevant Regular Record Date in the aggregate principal amount as may be required to pay such interest in Additional Notes. Each Additional Note is an additional obligation of the Company and shall be governed by, and entitled to the benefits of, this Indenture and shall be subject to the terms of this Indenture and shall be pari passu with and subject to the same terms (including the rate of interest from time to time payable thereon) as the Notes. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (if other than the Company or a Subsidiary) holds on that date money and Notes, as applicable, designated for and sufficient to pay the principal, premium, if any, and interest due. The Company shall pay interest on overdue principal and premium, if any, in cash at the rate borne by the Note; it shall pay interest, including post-petition interest in the event of a proceeding under any Bankruptcy Law, on overdue installments of interest in cash at the same rate to the extent lawful.

         SECTION 4.2. COMMISSION REPORTS.

         The Company shall file with the Trustee, promptly after filing with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA Section 3.14(a).

         So long as the Notes remain outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to shareholders to be mailed to the Holders at their addresses appearing in the Securities Register maintained by the Registrar.

         The Trustee shall not be under a duty to review or evaluate any report or information delivered to the Trustee pursuant to the provisions of this
Section 4.2 for the purposes of making such reports available to it and to the Noteholders who may request such information. Delivery of such reports, information and documents to the Trustee as may be required under this Section
4.2 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

         SECTION 4.3. WAIVER OF STAY, EXTENSION OR USURY LAWS.

         The Company expressly waives (to the extent that it may lawfully do so) any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 4.4. NOTICE OF DEFAULT.

         The Company will, so long as any Notes are outstanding, deliver to the Trustee, within three business days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

         SECTION 4.5. COMPLIANCE CERTIFICATES.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement, which complies with Section 314(a)(4) of the TIA, signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof:

                  (1) that a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision;

                  (2) that to the best of his or her knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof; and

                  (3) the conversion price (as defined in Article X of this Indenture) then in effect.

         The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

         SECTION 4.6. LIMITATION ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         The Company will not declare or pay any dividends or make any distribution to holders of its Capital Stock (other than dividends or distributions payable in shares of Common Stock), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or any warrants, rights or options to purchase or acquire Capital Stock (other than the Notes or any other convertible indebtedness of the Company that is neither secured nor subordinated to the Notes) or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's Capital Stock or any warrants, rights or options to purchase or acquire Capital Stock (other than the Notes or any other convertible indebtedness of the Company that is neither secured nor subordinated to the Notes) if at the time of any of the aforementioned actions an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

         Notwithstanding the foregoing, the provisions of this Section 4.6 will not prevent the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration.

                                   ARTICLE V.
                              SUCCESSOR CORPORATION

         SECTION 5.1. WHEN COMPANY MAY MERGE, ETC.

         The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity unless (i) the resulting, surviving or transferee Person (or the parent corporation of such Person in the case of a triangular merger) is an entity that assumes by supplemental indenture, in form satisfactory to the Trustee, all the obligations of the Company under the Notes and this Indenture; (ii) such entity is organized and existing under the laws of the United States, a State thereof or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing and the Officers' Certificate referred to in the following clause reflects that such Officers after due inquiry are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the

Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.

         SECTION 5.2. SUCCESSOR CORPORATION OR TRUST SUBSTITUTED.

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor entity formed by such consolidation or into which the Company is merged (or the parent company of such successor or surviving entity in the case of a triangular merger in which the Company is a constituent corporation) or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity has been named as the Company herein; the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Notes; and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of American Retirement Corporation, any or all of the Notes issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes that previously shall have been signed and delivered by the Officers to the Trustee for authentication, and any Notes that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Notes had been issued at the date of the execution hereof.

                                  ARTICLE VI.
                              DEFAULTS AND REMEDIES

         SECTION 6.1. EVENTS OF DEFAULT.

         An "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XI or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Company defaults in the payment of interest on any Note when the same becomes due and payable and such default continues for a period of 30 days (including the payment of interest by issuance of Additional Notes in lieu of cash payments);

                  (2) the Company defaults in the payment of the principal of, premium, if any, or interest on any Note when the same becomes due and payable at maturity or upon redemption, and such default continues for five Business Days;

                  (3) the Company fails to comply with any of its other covenants, agreements or conditions in the Notes or this Indenture and such default continues for the period and after the notice specified in the last paragraph of this Section 6.1;

                  (4) there shall be a default under the Series A Notes or the Existing Debentures and either (i) such event of default results from the failure to pay the Series A Notes or the Existing Debentures at maturity or (ii) as a result of such event of default, the maturity of the Series A Notes or the Existing Debentures has been accelerated prior to their stated maturity and such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such acceleration, or the Series A Notes or the Existing Debentures, as applicable, having been discharged;

                  (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                           (A)      commences a voluntary case or proceeding,

                           (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                           (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its creditors; or

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law:

                           (A) for relief against the Company in an involuntary case or proceeding,

                           (B) appointing a Custodian of the Company or for all or substantially all of its property, or

                           (C)      ordering the liquidation of the Company,

         and the order or decree remains unstayed and in effect for 90 days.

         A default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of a majority in principal amount of the Notes then outstanding notify the Company and the Trustee in writing, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." The Trustee shall give such notice to the Company only if directed to do so in writing by the Holders of a majority in principal amount of the Notes then outstanding. Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred.

         SECTION 6.2. ACCELERATION.

         If an Event of Default (other than an Event of Default specified in Section 6.1(5) or 6.1(6)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Notes then outstanding by notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Notes plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Notes, other than obligations under Section 7.7, shall terminate. If an Event of Default specified in Section 6.1(5) or 6.1(6) occurs, all unpaid principal and accrued interest on the Notes then outstanding shall become and be immediately due and payable without any declaration or the act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the outstanding Notes by written notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default, other than the non-payment of the principal of the Notes, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal and premium, if any, that has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (x), (y) and (z).

         SECTION 6.3. OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 6.4. WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

         Subject to Section 9.2, the Holders of a majority in principal amount of the Notes then outstanding, on behalf of all the Noteholders, by written notice to the Trustee may waive a Default or Event of Default with respect to the Notes and its consequences. When a Default or Event of Default is waived, it is considered to be cured and ceases to exist; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 6.5. CONTROL BY MAJORITY.

         The Holders of a majority in principal amount of the Notes then outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Noteholders, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Noteholders, or that may involve the Trustee in personal liability or for which the Trustee does not have indemnification reasonably satisfactory to the Trustee pursuant to Sections 7.1(e) and 7.2(f); provided that, the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

         SECTION 6.6. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Subject to Article XI, notwithstanding any other provision of this Indenture, the right of any Noteholder to receive payment of principal of, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after the respective due dates expressed in the Notes, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         Notwithstanding any other provision of this Indenture, the right of any Holder of any Note to convert such Note or to bring suit for the enforcement of such right shall not be impaired or affected without the written consent of the Holder.

         SECTION 6.7. COLLECTION SUIT BY TRUSTEE.

         If an Event of Default in payment of principal, premium, if any, or interest specified in Section 6.1(l) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole amount of unpaid principal, premium, if any, and accrued interest remaining unpaid on the Notes, together with interest on overdue principal and premium, if any, and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 6.8. TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

         SECTION 6.9. PRIORITIES.

         If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

                  FIRST:   to the Trustee amounts due under Section 7.7;

                  SECOND:  to holders of any Senior Indebtedness as required by
                           Article XI;

                  THIRD: to the Holders of the Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and

                  FOURTH:  to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.9.

         SECTION 6.10. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.6 or a suit by Holders of more than 10% in principal amount of the Notes then outstanding or a suit by any holder of Senior Indebtedness.

         SECTION 6.11. LIMITATION ON SUITS.

         A Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

                  (4) the Trustee does not comply with the request within 60 days after receipt of notice, the request and the offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Noteholder may not use this Indenture to prejudice the rights of any other Noteholder or to obtain a preference or priority over any other Noteholder.

                                  ARTICLE VII.
                                    TRUSTEE

         SECTION 7.1. DUTIES OF TRUSTEE.

         (a) The duties and responsibilities of the Trustee shall be as provided by the TIA. If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture, and the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, in the case of any such statements, certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, shall examine the statements, certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  (1)      This paragraph does not limit the effect of paragraph
         (2) of this Section 7.1.

                  (2) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.1 and subject to Sections 315 and 316 of the TIA.

         (e) Subject to subsection (c), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

         (f) The Trustee shall not be liable for interest on any money received by it. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 7.2. RIGHTS OF TRUSTEE.

         (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Section 12.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of such agents or attorneys appointed with due care and shall not be responsible for their supervision.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

         (e) The Trustee may consult with counsel of its choice and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

         (g) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (h) The rights, privileges, immunities and benefits given to the Trustee hereunder, including without limitation its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by the Trustee consistent with the terms of this Indenture to act hereunder.

         (i) Any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

         SECTION 7.3. INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections
7.10 and 7.11.

         SECTION 7.4. TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Notes other than its certificate of authentication or in any document used in connection with the issuance of the Notes other than any statement in writing provided by the Trustee expressly for use in such document.

         SECTION 7.5. NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Holder of Notes notice of the Default or Event of Default within 90 days after it becomes known to the Trustee. Except in the case of a default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Notes. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its principal Corporate Trust Office as specified in Section 12.2. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.1(1) or (2) (provided that the Trustee is the Paying Agent), until a Trust Officer receives written notice thereof from the Company or any Noteholder that such a Default or an Event of Default has occurred.

         SECTION 7.6. REPORTS BY TRUSTEE TO HOLDERS.

         (a) Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee will mail to the Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee will also comply with TIA Section 313(b)(2). The Trustee will also transmit by mail all reports as required by TIA Section 313(c).

         (b) A copy of each report at the time of its mailing to the Noteholders will be mailed by the Trustee to the Company and filed by the Trustee with the Commission and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company will promptly notify the Trustee when the Notes are listed on any stock exchange.

         SECTION 7.7. COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include, but shall not be limited to, the reasonable compensation, disbursements and expenses of the Trustee's agents, consultants and counsel.

         The Company shall indemnify the Trustee and its officers, directors, shareholders, agents and employees for, and hold them harmless against, any loss or liability incurred by any of them in connection with the acceptance or administration of the Trustee's duties and the exercise of its rights and powers under this Indenture or any Note, including (whether asserted by any Noteholder, the Company or any other Person) the costs and expenses of defending themselves against any claim or liability in connection with the Notes or the exercise or performance of any of the Trustee's rights, powers or duties hereunder. The Trustee and its officers, directors, shareholders, agents and employees in its capacity as Paying Agent, Registrar, Conversion Agent, Notes Custodian and agent for service of notices and demands shall have the full benefit of the foregoing indemnity as well as all other benefits, rights, and privileges accorded to the Trustee in this Indenture when acting in such other capacity. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that any failure to so notify the Company shall not relieve the Company of its indemnity obligations hereunder except to the extent the Company's ability to defend such claim shall be materially prejudiced thereby. The Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee; provided, however, that if the Trustee is advised by its selected counsel that the interests of the Company and the Trustee conflict or may conflict, the Trustee shall have the right to retain separate counsel at the expense of the Company.

         The Company need not reimburse the Trustee for any expense or indemnify against any loss or liability incurred by it through the Trustee's negligence or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent, which consent shall not be unreasonably withheld.

         To secure the Company's payment obligations to the Trustee pursuant to this Article VII and all other obligations of the Company to the Trustee pursuant to this Indenture, including all fees, expenses, and rights to indemnification, the Trustee shall have a first priority lien on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of the Indenture and the resignation or removal of the Trustee. The Trustee's right to receive payment of any amounts due under this Indenture shall not be subordinate to any other indebtedness of the Company and the Notes shall be subordinate to the Trustee's rights to receive such payments.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy or comparable law.

         The provisions of this Section shall survive termination of this Indenture.

         SECTION 7.8. REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of a majority in principal amount of the Notes then outstanding may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 7.10;

                  (2)      the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Notes then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its fees and expenses, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise or the Indenture. A successor Trustee shall mail notice of its succession to each Holder of Notes.

         SECTION 7.9. SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $150,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).

         SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee is subject to TIA Section 31l(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE VIII.
                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 8.1. SATISFACTION, DISCHARGE AND DEFEASANCE OF THE NOTES.

         The Company shall be deemed to have paid and discharged the entire indebtedness on the Notes after the date of the deposit referred to in paragraph
(1) below, the provisions of this Indenture shall no longer be in effect in respect of the Notes, and the Trustee, on demand and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness; provided that the following conditions shall have been satisfied:

                  (1) the Company has deposited or caused to be deposited with the Trustee irrevocably as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, with reference to this Section 8.1, (a) money or
         (b) U.S. Government Obligations or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Notes for principal, premium, if any, and interest to the maturity date of the Notes as such principal, premium, if any, or interest becomes due and payable in accordance with the terms of this Indenture and the Notes;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with all of the Notes, including all fees and expenses of the Trustee; and

                  (3) the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire Indebtedness on the Notes and the discharge of this Indenture and the termination of the Company's obligations hereunder have been complied with.

         "U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         SECTION 8.2. SATISFACTION AND DISCHARGE OF INDENTURE.

         In addition to its rights under Section 8.1, the Company may terminate all of its obligations under this Indenture when:

                  (1) all of the Notes theretofore authenticated and delivered (other than (a) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 hereof and (b) Notes for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.4 and Section
         8.6 hereof) have been delivered to the Trustee for cancellation (including any cancellation resulting from the conversion of such Notes pursuant to Paragraph 7 of the Note); and

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with the outstanding Notes, including all fees and expenses of the Trustee.

         SECTION 8.3. SURVIVAL OF CERTAIN OBLIGATIONS.

         Notwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.1, the respective obligations of the Company specified in Sections 2.3, 2.4, 2.5, 2.6, 2.11, 4.1, 7.7, 8.5, 8.6, 8.7 and in Article X
shall survive until the Notes are no longer outstanding, and after the Notes are no longer outstanding, or upon compliance with Section 8.2, only the obligations of the Company in such Sections 7.7 and 8.6 shall survive. Nothing contained in this Article VIII shall abrogate any of the obligations or duties of the Trustee under this Indenture.

         SECTION 8.4. APPLICATION OF TRUST MONEY.

         (a) Subject to the provisions of Section 8.6, all money and U.S. Government Obligations deposited with the Trustee for the Notes pursuant to
Section 8.1 or Section 8.2, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Notes pursuant to
Section 8.1 or Section 8.2 shall be held in trust and reinvested by the Trustee in (a) U.S. Government Obligations or (b) beneficial interests in one or more mutual funds that invest solely in U.S. Government Obligations and that are rated in the highest applicable rating category by a nationally-recognized statistical rating organization in accordance with the Company's written instructions and applied by the Trustee in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or any Subsidiary acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest on the Notes; but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in Trust are not subject to the subordination provisions of Article X.

         (b) The Trustee shall deliver or pay to the Company from time to time upon the Company's written request any U.S. Government Obligations or money held by it as provided in Section 8.1 or Section 8.2 that, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof that then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money, were deposited or received.

         (c) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against the Trustee with respect to the money deposited with the Trustee pursuant to Section 8.4 hereof.

         SECTION 8.5. PAYING AGENT TO REPAY MONIES HELD.

         Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         SECTION 8.6. RETURN OF UNCLAIMED MONIES.

         Any monies deposited with or paid to the Trustee or any Paying Agent for the Notes, or then held by the Company in trust, for the payment of any principal, premium, if any, and interest on the Notes and not applied but remaining unclaimed by the Holders of the Notes for two years after the date upon which the principal of, premium, if any, and interest on the Notes, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by such Trustee or any Paying Agent on written demand by the Company or (if then held by the Company or any Affiliate) shall be discharged from such trust; and the Holders of the Notes entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that, before being required to make any such repayment, the Trustee may, or shall at the written request of the Company, at the expense of the Company, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Notes shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by the Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to the Company.

         SECTION 8.7. REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.4; provided, however, that if the Company has made any payment of principal of, premium, if any, or interest on the Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

         SECTION 8.8. INDEMNITY FOR GOVERNMENT OBLIGATIONS.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited with the Trustee pursuant hereto or the principal and interest received on such U.S. Government Obligations.

                                  ARTICLE IX.
                             AMENDMENTS AND WAIVERS

         SECTION 9.1. AMENDMENTS AND WAIVERS WITHOUT CONSENT OF HOLDERS.

         The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time may amend or supplement this Indenture or the Notes (any such amendment or supplement to be in a form satisfactory to the Trustee) without notice to or consent of any Noteholder for any of the following purposes:

                  (1)      to comply with Section 5.1; or

                  (2) to provide for uncertificated Notes in addition to or in place of certificated Notes; or

                  (3) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the interests of the Holders of Notes in any material respect; or

                  (4) to add to the covenants of the Company, for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (5)      to add any Event of Default.

         The Trustee shall be entitled to receive upon request an Opinion of Counsel to its satisfaction with respect to any supplement to this Indenture without consent of the Holders that all conditions precedent have been satisfied.

         SECTION 9.2. AMENDMENTS AND WAIVERS WITH CONSENT OF HOLDERS.

         With the written consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may amend or supplement this Indenture (any such amendment or supplement to be in a form satisfactory to the Trustee) or the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes. The Holders of a majority in principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes without notice to any Noteholder. Subject to Section 9.4, without the consent of each Holder of Notes affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

                  (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver;

                  (2) reduce the rate of or extend the time for payment of interest on any Note;

                  (3) reduce the principal of or extend the fixed maturity of any Note;

                  (4) waive (except unless theretofore cured) a default in the payment of the principal of, premium, if any, or interest on or redemption amounts with respect to any Note;

                  (5) make any Note payable in currency other than that stated in the Note;

                  (6)      make any change in Sections 6.4, 6.6 or 9.2;

                  (7) make any change that adversely affects the right to convert any Note; or

                  (8) make any change in Article XI that adversely affects the rights of any Noteholder.

         To secure a consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver; rather, it shall be sufficient if such consent approves the substance thereof.

         After an amendment under this Section becomes effective, the Company shall mail to Noteholders a notice briefly describing such amendment.

         SECTION 9.3. COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Notes shall comply with the TIA as then in effect.

         SECTION 9.4. REVOCATION AND EFFECT OF CONSENTS.

         Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder even if notation of the consent is not made on any Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Note or portion of a Note, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Notes then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, waiver or other action becomes effective, pursuant to Section 9.1 or Section 9.2, as the case may be, it shall bind every Holder of a Note.

         SECTION 9.5. NOTATION ON OR EXCHANGE OF NOTES.

         If an amendment, supplement or waiver changes the terms of a Note, the Trustee may request the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Note shall issue and upon Company Order the Trustee shall authenticate a new Note that reflects the changed terms, the cost and expense of which will be borne by the Company. Any failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, supplement or waiver.

         SECTION 9.6. TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee need not sign any amendment that adversely affects its rights or interests, as determined by the Trustee in its sole discretion. In signing or refusing to sign any amendment the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture or not authorized or permitted by this Indenture, as the case may be. The Company may not sign an amendment until authorized by its Board of Directors.

                                   ARTICLE X.
                               CONVERSION OF NOTES

         SECTION 10.1. RIGHT OF CONVERSION; CONVERSION PRICE.

         Subject to the provisions of Paragraph 7 of the Note, the Holder of any Note or Notes shall have the right, at such Holder's option, at any time until the close of business on April 1, 2008 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate at the close of business on the Redemption Date fixed for redemption of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article X, the principal of any such Note or Notes or any portion thereof which is $1,000 principal amount or an integral multiple thereof (unless the original principal amount of the Note is less than $1,000) into shares of Common Stock, initially at the conversion price per share of $2.25 or, in case an adjustment of such price has taken place pursuant to the provisions of Section 10.4, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Note or Notes, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Conversion Agent, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Note or Notes into shares of Common Stock is hereinafter sometimes referred to as the conversion of such Note or Notes.

         SECTION 10.2. ISSUANCE OF SHARES ON CONVERSION.

         As promptly as practicable after the surrender, as herein provided, of any Note or Notes for conversion, the Conversion Agent shall notify the Company in writing of the surrender and the Company shall deliver or cause to be delivered at the office or agency of the Conversion Agent, certificates representing the number of fully paid and nonassessable shares of Common Stock into which such Note or Notes may be converted in accordance with the provisions of this Article X to, or upon the written order of, the Holder of the Note or Notes so surrendered. Such conversion shall be deemed to have been made as of the close of business on the date that such Note or Notes shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Note or Notes as a Noteholder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Note or Notes shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and provided, further, that in such event such conversion shall be at the conversion price in effect on the date that such Note or Notes shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee written notice whenever the stock transfer books of the Company shall be closed.

         Upon conversion of any Note which is converted in part only, the Company shall execute and the Trustee after receipt of written notice from the Conversion Agent shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in principal amount equal to the unconverted portion of such Note.

         SECTION 10.3. NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.

         No payment or adjustment in respect of interest on the Notes or dividends on the shares of Common Stock shall be made upon the conversion of any Note or Notes; provided, however, that if a Note or any portion thereof shall be converted subsequent to any Regular Record Date and on or prior to the next succeeding Interest Payment Date, the interest falling due on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Note is registered at the close of business on such Regular Record Date and such Notes surrendered by a Holder during this period (i. e., subsequent to any Regular Record Date and on or prior to the next succeeding Interest Payment Date) must be accompanied by payment by such Holder of an amount equal to the interest payable on such Interest Payment Date.

         SECTION 10.4. ADJUSTMENT OF CONVERSION PRICE.

         (a) In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in shares of Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

         (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (c) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any (i) any dividend or distribution not prohibited by Section 4.6 hereof and (ii) any dividend or distribution referred to in paragraph (a) of this Section 10.4), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the day fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (e) of this Section) of the shares of Common Stock on the date fixed for such determination less the then fair market value as determined by the Board of Directors of the Company (whose determination shall be conclusive and described in a resolution of the Board of Directors of the Company filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock and the denominator shall be such current market price per share of the shares of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

         (d) In case the shares of Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph
(a) or (b) of this Section 10.4, or a consolidation, merger or sale of assets described in Section 10.10), then and in each such event the Holders of Notes shall have the right thereafter to convert such Notes into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such Notes might have been converted immediately prior to such reorganization, reclassification or change.

         (e) For the purpose of any computation under paragraph (c) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

         (f) No adjustment in the conversion price shall be required (i) pursuant to paragraphs (a) through (d) if Holders of the Notes receive notice of and are allowed to participate in such transaction or (ii) as a result of a change in the par value of the common stock of the Company.

         (g) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (g) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (g) shall be made to the nearest cent.

         (h) The Company may, but shall not be required to, make such reductions in the conversion price, in addition to those required by paragraph
(a), (b), (c) and (d) of this Section 10.4 as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason. The Company's Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section 10.4 and its actions in so doing shall be final and conclusive.

         (i) The adjustments provided for in this Section 10.4 shall be made successively whenever any event listed above shall occur.

         SECTION 10.5. NOTICE OF ADJUSTMENT OF CONVERSION PRICE.

         Whenever the conversion price for the Notes is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 10.4 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of the Notes pursuant to Section 2.3 and with the Trustee; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders of the Notes at their last addresses as they shall appear in the Securities Register.

                  (c) If the conversion price is adjusted and the Company fails to file an Officers' Certificate with the Trustee as provided by
         Section 10.5(a) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely conclusively on the conversion price set forth in the Officer's Certificate most recently received by the

         Trustee (or as set forth in the Notes and this Indenture if the conversion price shall not have been adjusted).

         SECTION 10.6. NOTICE OF CERTAIN CORPORATE ACTION.

         (a)      In case:

                  (i) the Company shall authorize the granting to holders of its shares of Common Stock rights or warrants entitling them to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

                  (ii) of any reclassification of the shares of Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Notes pursuant to Section 2.3 and shall cause to be mailed to the Trustee and all Holders of the Notes at their last addresses as they shall appear in the Securities Register, at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Notes and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

         (b) In case the Company or any Affiliate of the Company shall propose to engage in a "Rule 13e-3 Transaction" as defined in the Commission's Rule 13e-3 under the Exchange Act, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the Commission or any other Person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Securities Register, a copy of all information required to be given to the holders of the Company's Capital Stock pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section 10.6 or any other provision of the Notes or this Indenture.

         SECTION 10.7. TAXES ON CONVERSIONS.

         The Company will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of the Notes pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         SECTION 10.8. FRACTIONAL SHARES.

         No fractional shares or scrip representing fractional shares shall be issued upon any conversion of the Notes. If any such conversion would otherwise require the issuance of a fractional share an amount equal to such fraction multiplied by the current market price per share of Common Stock (determined as provided in paragraph (e) of Section 10.4) on the day of conversion shall be paid to the Holder in cash by the Company.

         SECTION 10.9. CANCELLATION OF CONVERTED NOTES.

         All Notes delivered for conversion shall be delivered to the Trustee and upon Company Order certifying that certificates representing the number of fully paid and nonassessable shares of Common Stock required to be delivered by the Company pursuant to Section 10.2 have been delivered, the Trustee shall cancel and shall dispose of the same as provided in Section 2.9.

         SECTION 10.10. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS.

         (a) In case of any consolidation of the Company with, or merger of the Company into, any Person, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then outstanding shall have the right thereafter, during the period such Note shall be convertible as specified in Section 10.1 to convert such Note only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article X. The above provisions of this Section 10.10 shall similarly apply to successive consolidations, mergers, sales or transfers.

         (b) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Notes after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

         SECTION 10.11. DISCLAIMER BY TRUSTEE OF RESPONSIBILITY FOR CERTAIN MATTERS.

         The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not at any time be under any duty or responsibility to any Holder of the Notes to determine whether any facts exist which may require any adjustment of the conversion price, how it should be calculated or what it should be, or with respect to the nature or extent or accuracy of computation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be accountable with respect to the validity, value, kind or amount of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and it makes no representation with respect thereto. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Note for the purpose of conversion or, subject to Section 7.1, to comply with any of the covenants of the Company contained in this Article X.

         SECTION 10.12. COVENANT TO RESERVE SHARES.

         The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized shares of Common Stock, solely for the purpose of issuance upon conversion of the Notes as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Notes. The Company covenants that all shares of Common Stock which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this Section 10.12, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Notes shall be computed as if at the time of computation all outstanding Notes were held by a single holder.

                                  ARTICLE XI.
                            SUBORDINATION; SENIORITY

         SECTION 11.1. NOTES SUBORDINATED TO SENIOR INDEBTEDNESS.

         (a) The Company agrees, and each Holder of the Notes by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Notes (all of the foregoing, a "Payment or Distribution") is subordinated and junior in right of payment, except as provided in Section 8.1, to the extent and in the manner provided in this
Article XI, to the prior payment in full in cash of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

         A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of Notes or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article VIII hereof).

         (b) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing of the Senior Indebtedness. There shall be no limit on the amount of Senior Indebtedness that the Company may incur.

         (c) All the provisions of this Indenture and the Notes shall be subject to the provisions of this Article XI so far as they may be applicable thereto, except that nothing in this Article XI shall apply to claims for, or payments to, the Trustee under or pursuant to Article VII of this Indenture.

         (d) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Notes, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Notes or the Trustee with any of the terms, provisions and covenants of the Notes or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

         SECTION 11.2. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO NOTES IN CERTAIN CIRCUMSTANCES.

         No Payment or Distribution shall be made by the Company, the Trustee or any Paying Agent on account of principal of, premium, if any, or interest on the Notes, whether upon stated maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Notes, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) written notice of such default has been given to the Company by any holder or holders of any Senior

Indebtedness, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist.

         Upon any acceleration of the principal of the Notes or any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution is made on account of the redemption price or principal of, premium, if any, or interest on the Notes; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to the Notes or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, the payment of which is junior or otherwise subordinate, at least to the extent provided in this Article XI with respect to the Notes to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness at the time outstanding, and the rights of the holders of Senior Indebtedness of the Company are not altered by such plan of reorganization or readjustment), to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article XI, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Notes or to the Trustee, except that the Trustee will have a first priority lien for the payment of its fees, expenses and any right to indemnity provided for herein.

         In the event that, notwithstanding the foregoing, any Payment or Distribution by the Company of any kind or character, (whether such payment shall be in cash, property or securities) that is prohibited by the foregoing, shall have been made to the Trustee or the Holders of the Notes before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over by the Trustee (if the Notice required by Section 11.5 has been timely received by the Trustee) or such Holder or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or

Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Note as the property of the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article V shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 11.2 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article V. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

         The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the obligations of the Holders of the Notes hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; (iv) apply any amounts received to any liability of the Company owing to holders of Senior Indebtedness; and/or (v) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 11.3. SUBROGATION OF NOTES.

         Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payments or Distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Notes would be entitled except for the provisions of this Article XI, and no payments pursuant to the provisions of this Article XI to the holders of Senior Indebtedness by Holders of the Notes, shall, as between the Company, the Company's creditors other than holders of Senior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this
Article XI are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         Nothing contained in this Article XI or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XI of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Nothing in this
Article XI shall prevent conversions of Notes pursuant to Article X.

         Upon any payment or distribution of assets of the Company referred to in this Article XI, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

         SECTION 11.4. AUTHORIZATION BY HOLDERS OF NOTES.

         Each holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as it believes is necessary or appropriate to effectuate, as between the Holder of the Note and the holders of Senior Indebtedness, the subordination provided in this Article XI and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim that any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Notes and to effectuate the full benefit of the subordination contained herein. If the Trustee shall fail to do so prior to 30 days prior to the expiration of the period for filing such claims, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim; provided, that no holder of Senior Indebtedness shall incur any liability for any failure to exercise its right to file any such proofs of claim.

         SECTION 11.5. NOTICES TO TRUSTEE.

         The Company shall give prompt written notice to the Trustee of any fact known to it that would prohibit the making of any payment of moneys to or by the Trustee in respect of the Notes pursuant to the provisions of this Article XI. Notwithstanding the provisions of this Article XI or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee in respect of the Notes pursuant to the provisions of this Article XI unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note) with respect to such moneys the notice provided for in this

Section 11.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to such date or at any time thereafter.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XI, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 11.6. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XI in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 7.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XI, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee and Paying Agent shall not owe any duty to the holders of Senior Indebtedness and shall not be liable to any such holder or representative if any sums are paid over or distributed to Holders of the Notes or the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XI or otherwise.

         SECTION 11.7. NO IMPAIRMENT OF SUBORDINATION.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Notes or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Notes with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         SECTION 11.8. ARTICLE XI NOT TO PREVENT EVENTS OF DEFAULT.

         The failure to make a payment on account of principal of, premium, if any, or interest on the Notes by reason of any provision in this Article XI shall not be construed as preventing the occurrence of an Event of Default with respect to such Notes under Section 6.1.

         SECTION 11.9. PAYING AGENTS OTHER THAN THE TRUSTEE.

         In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XI shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XI in addition to or in place of the Trustee.

         SECTION 11.10. NOTES SENIOR TO SUBORDINATED INDEBTEDNESS.

         The indebtedness represented by the Notes will be senior and prior in right of payment to all Subordinated Indebtedness, to the extent and in the manner provided in such Subordinated Indebtedness.

                                  ARTICLE XII.
                                 MISCELLANEOUS

         SECTION 12.1. TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with another provision that is required to be included in this Indenture by the TIA, the required provisions shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 12.2. NOTICES.

         Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received, in the case of the Company, the business day after the receipt thereof by such service and, in the case of the Trustee, upon receipt), addressed as follows:

         if to the Company:

                       American Retirement Corporation
                       111 Westwood Place, Suite 200
                       Brentwood, Tennessee 37027
                       Attention: Chief Financial Officer
                       Telephone: (615) 221-2250
                       Telecopier: (615) 221-2269
         if to the Trustee:

                       U.S. Bank National Association
                       150 Fourth Avenue, North
                       TN-02-1711
                       Nashville, Tennessee  37219
                       Attention: Corporate Trust Services
                       Telephone: (615) 880-4009
                       Telecopier: (615) 401-4730

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Noteholder shall be mailed to the address of such Noteholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         If the Company mails any notice or communication to Noteholders, it shall mail a copy to the Trustee and all Agents at the same time.

         SECTION 12.3. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

         Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         SECTION 12.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, or upon the request of the Trustee with respect to any matter relating to the performance of its rights, duties or obligations hereunder, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 12.5) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 12.5) stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with.

         SECTION 12.5. STATEMENTS REQUIRED IN CERTIFICATE AND OPINION.

         Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

         SECTION 12.6. RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Noteholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

         SECTION 12.7. RECORD DATE.

         Whenever the Company or the Trustee solicits an act of Noteholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Noteholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

         SECTION 12.8. LEGAL HOLIDAYS.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which either the Trustee or the Company is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 12.9. GOVERNING LAW.

         The laws of the State of New York shall govern this Indenture and the Notes without regard to principles of conflicts of law. Each of the parties hereto agrees to submit to the jurisdiction of the Courts of the State of New York and the U.S. Federal Courts, in each case sitting in the Borough of Manhattan, and waives any objection as to venue or forum non conveniens.

         SECTION 12.10. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 12.11. NO RECOURSE AGAINST OTHERS.

         No shareholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         SECTION 12.12. SUCCESSORS.

         All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 12.13. MULTIPLE COUNTERPARTS.

         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

         SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 12.15. SEVERABILITY.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                            (Signature page follows.)

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                AMERICAN RETIREMENT CORPORATION,
                                a Tennessee corporation

                                By:  /s/ W.E. Sheriff
                                     -------------------------------------------
                                     Name: W.E. Sheriff
                                           -------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------

                                By:  /s/ George T. Hicks
                                     -------------------------------------------
                                     Name: George T. Hicks
                                           -------------------------------------
                                     Title: Chief Financial Officer
                                            ------------------------------------

                                U.S. BANK NATIONAL ASSOCIATION, as Trustee

                                By:  /s/ Teresa L. Davis
                                     -------------------------------------------
                                     Name: Teresa L. Davis
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

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